EXHIBIT (21)
                                                              Page 1

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               ============================================
                      Subsidiaries of the Registrant
                      ------------------------------

The Procter & Gamble Company [Ohio]
   Anjali Corporation [Delaware]
       Kangra Valley Enterprises Ltd. [Delaware]
       The Mandwa Company, Inc. [Delaware]
       Ramalayam Investments Company [Delaware]
       Yamuna Investments Company [Delaware]
   Arbora Capital, S.A. [Spain]
       Arbora Holding, S.A. [Spain]
           Ausonia Higiene, S.L. [Spain]
                 Ausonia Portuguesa-Productos de Higiene, S.A. [Portugal] Richvest B.V. [Netherlands]
   Cotonificio Medical S.A. [Spain]
   Deterperu S.A. [Peru]
       Deterperu Industrial S.A. [Peru]
       Fabricas de Aceite San Jacinto Limitada S.A. [Peru]
   Fisher Nut Company [Ohio]
   The Folger Coffee Company [Ohio]
       P&G Consultoria E Servicos Ltda. [Brazil]
   FPG Oleochemicals Sdn. Bhd. [Malaysia]
   Giorgio Beverly Hills, Inc.[Delaware]
   Giorgio Beverly Hills (Europe) Ltd. [United Kingdom]
   Hostess Coffee Company [Delaware]
   Industria de Concentrados Crush Limitada [Uruguay]
   Industrias Inextra, S.A. [Colombia]
   Inversiones Procter & Gamble de Venezuela, C.A. [Venezuela]
       Inversiones Industrias Mammi, C.A. [Venezuela]
       Midway Holdings Ltd. [Cayman Islands]
           Marcvenca Inversiones, C.A. [Venezuela]
       Procter & Gamble de Venezuela, C.A. [Venezuela]
   Jetco Chemicals, Inc. [Texas]
   Karm, S.A. [Liechtenstein]
   Leading Overseas Products Limited [U.K.]
   The Malabar Company [Delaware]
       Temple Trees [India]
   Noxell Corporation [Maryland]
       Cover Girl Cosmetics Limited [U.K.]
       Cover Girl Magazines, Books & Publishing Limited [U.K.]
       Eurocos U.S.A., Inc. [Delaware]
       Max Factor & Co. [Delaware]
       Noxell (Australia) Pty. Limited [Australia]
       Noxell (Barbados) Limited [Barbados]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.







                               EXHIBIT (21)

                                                              Page 2

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               =============================================
                      Subsidiaries of the Registrant
                      ------------------------------

       Noxell (Panama) S.A. [Panama]
       Noxell (Thailand) Limited [Thailand]
       Noxell de Venezuela, C.A. [Venezuela]
   P&G Brands Comercio S.A. [Brazil]
       Procter & Gamble do Brasil S.A. [Brazil]
           Phebo do Nordeste S/A [Brazil]
   P&G Holding B.V. [Netherlands]
       Blendax Holland B.V. [Netherlands]
       Richardson-Vicks B.V. [Netherlands]
           Richardson-Vicks Overseas Finance N.V. [Netherlands Antilles] Shulton B.V. [Netherlands]
   P&G Tissues AG [Switzerland]
       Bess Hygiene AG [Switzerland]
       Tempo AG [Switzerland]
   P&G Tissues B.V. [Netherlands]
   Procter & Gamble A.G. [Switzerland]
       Betrix (Schweiz) AG [Switzerland]
       Detergent Products A.G. [Switzerland]
           Modern Industries Company - Dammam [Saudi Arabia]
           Modern Industries Company - Jeddah [Saudi Arabia]
           Modern Products Company - Jeddah [Saudi Arabia]
       Deurocos Cosmetic AG [Switzerland]
       Exquisit - Kosmetik GmbH [Germany]
       Moroccan Modern Industries [Morocco]
       Pantene A.G. [Switzerland]
       Procter & Gamble Austria GmbH [Austria]
       The Procter & Gamble Company of South Africa (Proprietary) Limited
         [S. Africa]
           Procter & Gamble South Africa Proprietary Limited [South Africa] Procter & Gamble Development Company A.G. Glarus [Switzerland]
       Procter & Gamble (East Africa) Limited [Kenya]
       Procter & Gamble Egypt [Egypt]
           Procter & Gamble (Egypt) Industrial and Commercial Company [Egypt] Procter & Gamble (Egypt) Manufacturing Company [Egypt]
       Procter & Gamble Hellas A.E. (Chemical Industries) [Greece]
       Procter & Gamble-Hutchison Ltd. [Hong Kong]
           Procter & Gamble (Chengdu) Ltd. [People's Republic of China] Procter & Gamble (China) Ltd. [People's Republic of China]
           Procter & Gamble Detergent (Guangzhou) Ltd. [People's Republic of
             China]
           Procter & Gamble (Guangzhou) Ltd. [People's Republic of China] Procter & Gamble Lonkey (Guangzhou) Ltd. [People's Republic of
             China]
              Procter & Gamble Lonkey (Shaoguan) Ltd. [People's Republic of
                 China]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.


                               EXHIBIT (21)

                                                              Page 3

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               ============================================
                      Subsidiaries of the Registrant
                      ------------------------------

           Procter & Gamble Panda Detergent Co. Ltd Beijing [People's Republic
             of China]
           Procter & Gamble Paper (Guangzhou) Ltd. [People's Republic of
             China]
           Procter & Gamble Personal Cleansing (Tianjin) Ltd. [People's
             Republic of China]
       Procter & Gamble Jamaica Ltd. [Jamaica]
       The Procter & Gamble Manufacturing Company of Lebanon, S.A.L.[Lebanon] Procter & Gamble Marketing A.G. [Switzerland]
       Procter & Gamble Maroc [Morocco]
       Procter & Gamble Nigeria Limited [Nigeria]
       Procter & Gamble OY [Finland]
       Procter & Gamble Pakistan (Private) Limited [Pakistan]
       Procter & Gamble de Panama, S.A. [Panama]
       Procter & Gamble (Yemen) Ltd [Yemen]
       Societe Immobiliere Les Colombettes, S.A. [Switzerland]
       VP-Schickedanz GmbH [Austria]
   Procter & Gamble Asia Pacific Ltd. [Hong Kong]
   Procter & Gamble Benelux [Belgium]
       VP-Schickedanz S.A./N.V. [Belgium]
   Procter & Gamble do Brazil, Inc. [Delaware]
       Procter & Gamble do Brasil & Cia [Brazil]
   The Procter & Gamble Cellulose Company [Delaware]
   Procter & Gamble Chile, Inc. [Ohio]
   The Procter & Gamble Commercial Company [Ohio]
       PROGAM Leasing, Inc. [Puerto Rico]
   Procter & Gamble Commercial de Cuba, S.A. [Cuba]
   The Procter & Gamble Distributing Company [Ohio]
       Procter & Gamble FSC (Barbados) Inc. [Barbados]
       Procter & Gamble Foreign Sales Corporation Limited [Jamaica]
   Procter & Gamble Eastern Europe, Inc. [Ohio]
       Hyginett KFT [Hungary]
       Novomoskovskbytkhim [Russia]
       Procter & Gamble Czech Republic v.o.s. [Czech Republic]
       Procter & Gamble Bulgaria Ltd. [Bulgaria]
       Procter & Gamble Hungary Wholesale Trading Partnership (KKT)[Hungary]
           Alvorada BT [Hungary]
           Beta BT [Hungary]
           Carlos BT [Hungary]
           Diego BT [Hungary]
           Elysee BT [Hungary]
           Ferraris BT [Hungary]
           Frank BT [Hungary]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.




                               EXHIBIT (21)
                                                              Page 4

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               ============================================
                      Subsidiaries of the Registrant
                      ------------------------------

           Helga BT [Hungary]
           Olga BT [Hungary]
           Pal BT [Hungary]
           Stan BT [Hungary]
           Varadi BT [Hungary]
       Procter & Gamble Kereskedelmi BT [Hungary]
       Procter & Gamble Marketing & Commercial Activities d.o.o. [Slovenia] Procter & Gamble Marketing Latvia Ltd. [Latvia]
       Procter & Gamble Marketing Romania SRL [Romania]
       Procter & Gamble Manufacturing Romania SRL [Romania]
       Procter & Gamble Operations Polska - Spolka Akcyjna [Poland]
       Procter & Gamble Poll Ltd. [Poland]
       Procter & Gamble Polska Sp. zo.o [Poland]
       Procter & Gamble T.O.O. [Russia]
       Procter & Gamble Spol. s.r.o. (Ltd) [Slovenia]
       Procter & Gamble Ukraine [Ukraine]
       Rakona A.S. [Czech Republic]
   Procter & Gamble European Technical Center S.A. [Belgium]
   Procter & Gamble Far East, Inc. [Ohio]
       Max Factor K.K. [Japan]
           American Cosmetics K.K. [Japan]
           Betrix Japan K.K. [Japan]
           Max Factor Hanbai K.K. [Japan]
       Procter & Gamble Godrej Private Limited [India]
       Procter & Gamble India Holdings, Inc. [Ohio]
           Procter & Gamble Bangladesh Private Limited [Bangladesh]
           Procter & Gamble Home Products (India) Limited [India]
           Procter & Gamble Sri Lanka Private Limited [Sri Lanka]
       Procter & Gamble Korea Inc. [Korea]
       Procter & Gamble Manufacturing Korea Co. [Korea]
       Procter & Gamble NPD, Inc. [Ohio]
       Procter & Gamble Taiwan Limited [Taiwan]
       Procter & Gamble (Vietnam) Ltd. [Vietnam]
   Procter & Gamble FED, Inc. [Delaware]
   Procter & Gamble Finance Corporation [Canada]
   Procter & Gamble S.A. [France]
       Dittmeyer France S.A. [France]
       Fonciere des 96 et 104 Avenue Charles de Gaulle [France]
       Laboratoire Lachartre SNC [France]
       Procter & Gamble Amiens SNC [France]
       Procter & Gamble France S.N.C.[France]
       Procter & Gamble Hygiene Beaute France SNC [France]
       Procter & Gamble Pharmaceuticals France S.A. [France]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.






                               EXHIBIT (21)

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               =============================================
                      Subsidiaries of the Registrant
                      ------------------------------

       VP Schickedanz S.A. [France]
           Laboratoires Sofabel S.A.R.L. [France]
   The Procter & Gamble Global Finance Company [Ohio]
   Procter & Gamble Inc. [Canada]
       Crest Toothpaste Inc. [Canada]
       Procter & Gamble Financial Services [Ireland]
       Procter & Gamble Mississauga Real Estate Company [Canada] Procter & Gamble Services Company S.A. [Belgium]
       Shulton de Venezuela, C.A. S.A.[Venezuela]
   The Procter & Gamble Ingredient Company [Ohio]
   Procter & Gamble Inversiones S.A. [Chile]
       Productos Sanitarios S.A. [Chile]
   Procter & Gamble Investment Corporation [Canada]
   Procter & Gamble Italia, S.p.A. [Italy]
       Eurocos Italia S.p.A. [Italy]
       Fater S.p.A. [Italy]
           Fameccanica Data S.p.A. [Italy]
              Fatecnica S.p.A. [Italy]
       Procter & Gamble Holding [Italy]
       Procter & Gamble Pescara Technical Center S.p.A. [Italy] Procter & Gamble Pharmaceuticals Italia S.p.A. [Italy]
       Procter & Gamble Portugal S.A. [Portugal]
           Neoblanc-Productos de Higiene e Limpeza Lda. [Portugal] Procter & Gamble Tissues Italia S.p.A. [Italy]
       Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
           Eczacibasi Procter & Gamble Dagitim Ve Satis A.S. [Turkey] Panel Piyasa Arastima Ve Danismanlik A.S. [Turkey]
       Progasud S.p.A. [Italy]
       Rapik S.p.A. [Italy]
       PROGAVI S.p.A. [Italy]
       Sanipak Saglik Urunleri Sanayi Ve Ticaret A.S. [Turkey] Procter & Gamble Limited [U.K.]
       European Beauty Products (U.K.) Limited [U.K.]
           Max Factor & Co. (U.K.) Ltd. [Bermuda]
           Max Factor Limited [U.K.]
              Anne Russ Cosmetics Limited [U.K.]
              EBP Profumi Limited [U.K.]
              Gala Cosmetics & Fragrances Limited [U.K.]
              Gala Cosmetics International Limited [U.K.]
                 Komal Manufacturing Chemists Ltd. [India]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.







                               EXHIBIT (21)

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               ============================================
                      Subsidiaries of the Registrant
                      -------------------------------

              Gala of London Limited [U.K.]
              Girl Cosmetics Ltd. [U.K.]
              Mary Quant Cosmetics Limited [U.K.]
              Miner's Make Up Limited (U.K.]
       Max Factor Manufacturing Ltd. [U.K.]
       Procter & Gamble (Enterprise Fund) Limited [United Kingdom] Procter & Gamble (Health & Beauty Care) Limited [U.K.]
           Noxell Limited [U.K.]
              Noxell (Malaysia) Sdn. Bhd. [Malaysia]
              Noxell (Singapore) Pte. Ltd. [Singapore]
           Procter & Gamble (Cosmetics and Fragrances) Limited [U.K.] Shulton (Great Britain) Ltd. [U.K.]
              Colfax Laboratories (India) Ltd. [India]
           Vick International Limited [U.K.]
       Procter & Gamble (NTC) Limited [U.K.]
       Procter & Gamble Pharmaceuticals UK, Limited [U.K.]
       Procter & Gamble (Properties) Ltd. [U.K.]
       Vidal Sassoon Holdings Ltd. [U.K.]
   The Procter & Gamble Manufacturing Company [Ohio]
   Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
   Procter & Gamble de Mexico, S.A. de C.V. [Mexico]
       Max Factor Mexicana, S.A. de C.V. [Mexico]
   The Procter & Gamble Paper Products Company [Ohio]
   Procter & Gamble Philippines, Inc. [Philippines]
       Progam Realty & Development Corporation [Philippines]
   Procter & Gamble Productions, Inc. [Ohio]
       Fountain Square Music Publishing Co., Inc. [Ohio]
       Riverfront Music Publishing Co., Inc. [Ohio]
       Sycamore Productions, Inc. [Ohio]
   Procter & Gamble Scandinavia, Inc. [Ohio]
       Procter & Gamble Hygien AB [Sweden]
         N.C.Nielsen Hospitalsudstyr A/S [Denmark]
         Procter & Gamble Hygien A/S [Norway]
         Procter & Gamble Hygien OY [Finland]
   Productos Sanitarios S.A. [Argentina]
       Eguimad S.A. [Argentina]
           Topsy S.A. [Argentina]
       Inversiones Linlinao S.A. [Argentina]
   Promotora de Bienes y Valores, S.A. de C.V. [Mexico]
   REVAC 2 Corp. [Delaware]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.







                               EXHIBIT (21)

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               =============================================
                      Subsidiaries of the Registrant
                      ------------------------------

   Richardson-Vicks Inc. [Delaware]
       Celtic Insurance Company Limited [Bermuda]
       Industrias Modernas, S.A. [Guatemala]
       Olay Company, Inc. [Delaware]
       OY Richardson-Vicks A.B. [Finland]
       P&G do Brasil Comercial Ltda. [Brazil]
       Procter & Gamble Australia Proprietary Limited [Australia]
           Procter & Gamble (NBD) Pty. Ltd. [Australia]
       Procter & Gamble Espana S.A. [Spain]
       Procter & Gamble GmbH [Germany]
           Beautycos Cosmetic GmbH [Germany]
           Betrix Cosmetic GmbH [Germany]
           Blendax Unterstutzungskasse GmbH [Germany]
           Buescher GmbH [Germany]
           Cover Girl Cosmetic GmbH [Germany]
              Eurocos Cosmetic GmbH [Germany]
              Eurocos Cosmetic Warenvertrieb GmbH [Austria] Euro-Juice GmbH [Germany]
           Euro-Juice y Compania, S. en C. [Spain]
           Havelland-Fruchtsaft GmbH [Germany]
           HELIX Spedition-und Lagerei GmbH [Germany]
           IST Intelligent Safety Technologies GmbH [Germany] Medimas Media-und Marketing Service GmbH [Germany] Procter & Gamble Eastern Europe Service GmbH [Germany] Procter & Gamble Pharmaceuticals-Germany GmbH [Germany]
              Rohm Pharma GmbH [Germany]
                 Egnaro Arzneimittel GmbH [Germany]
                 Rohm Pharma GmbH Wien [Austria]
           Rolf H. Dittmeyer GmbH [Germany]
           SCS Sales + Cosmetic Service GmbH [Germany]
           Shulton GmbH [Germany]
           TRAPOFA Leonhard-Speditions GmbH [Germany]
              Trapofa GmbH [Austria]
       Procter & Gamble Health & Beauty Care-Europe Limited [U.K.] Procter & Gamble Health & Beauty Care Sweden AB [Sweden] Procter & Gamble Health Care K.K. [Japan]
       Procter & Gamble Health Products, Inc. [Delaware]
           Procter-Syntex Health Products Company [California] Procter & Gamble Hong Kong Limited [Hong Kong]
       Procter & Gamble India Limited [India]
       Procter & Gamble Interamericas Inc. [Delaware]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.






                               EXHIBIT (21)

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
               =============================================
                      Subsidiaries of the Registrant
                      ------------------------------

           Alejandro Llauro E Hijos S.A.I.C. [Argentina]
           Compania Quimica S.A. [Argentina]
           Procter & Gamble Ecuador Compania Anonima [Ecuador]
           Procter & Gamble Interamericas de Costa Rica S.A. [Costa Rica] Procter & Gamble Interamericas de Nicaragua S.A. [Nicaragua]
       Procter & Gamble (Malaysia) Sdn. Berhad [Malaysia]
       Procter & Gamble Pharmaceuticals, Inc. [Ohio]
           Norwich Overseas, Inc. [Delaware]
              Norwich Eaton (Hellas) Commercial and Industrial S.A. [Greece] Norwich Pharmacal Company del Peru [Peru]
              Procter & Gamble Pharmaceuticals Australia Pty. Limited
                 [Australia]
              Procter & Gamble Pharmaceuticals Canada, Inc. [Canada]
              S.A. Procter & Gamble Pharmaceuticals N.V. [Belgium]
          Procter & Gamble Pharmaceuticals Puerto Rico, Inc. [Delaware] Procter & Gamble (Singapore) Pte. Ltd. [Singapore]
       P. T. Procter & Gamble Indonesia [Indonesia]
       Richardson-Vicks do Brasil Quimica e Farmaceutica S.A.. [Brazil] Richardson-Vicks Limited [Thailand]
       Richardson-Vicks Real Estate Inc. [Ohio]
       R-V Chemicals Holdings Ltd. [Ireland]
           Procter & Gamble (Ireland) Limited [Ireland]
           Procter & Gamble (Manufacturing) Ireland Limited [Ireland]
       Vick International Corporation [Delaware]
       Vick Nigeria Limited [Nigeria]
   Rosemount Corporation [Delaware]
   Sacoma, S.A. [Argentina]
   Shulton, Inc. [New Jersey]
       Shulton (Australia) Pty. Limited [Australia]
       Shulton S.A. [Guatemala]
       Shulton (New Zealand) Limited [New Zealand]
       Shulton (Thailand) Ltd. [Thailand]
   Sundor Brands Inc. [Florida]
       Sundor Canada Inc. [Delaware]
   Sycamore Investment Company [Ohio]
   Thomas Hedley & Co. Limited [U.K.]


[ ] Brackets indicate state or country of incorporation and do not form part of corporate name.